Exhibit 10.16
EXECUTION COPY
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED FUNDING AGREEMENT
          FIRST AMENDMENT, dated as of January 1, 2003 (this “Amendment”), to the THIRD AMENDED AND RESTATED FUNDING AGREEMENT, dated as of December 28, 2001 (the “Funding Agreement”), by and among by and among TEXAS CABLE PARTNERS, L.P., a Delaware limited partnership, TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership, TWE-A/N TEXAS CABLE PARTNERS GENERAL PARTNER LLC, a Delaware limited liability company, TCI TEXAS CABLE HOLDINGS LLC, a Colorado limited liability company, TCI TEXAS CABLE, INC., a Colorado corporation, and THE CHASE MANHATTAN BANK, as administrative agent under the Credit Agreement, dated as of December 31, 1998, as amended, supplemented or otherwise modified from time to time, and solely for the purposes of being bound by Section 4 of this Amendment, AOL TIME WARNER INC., a Delaware corporation (“AOLTW”), and COMCAST CORPORATION, a Pennsylvania corporation (“Comcast”). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Funding Agreement.
          WHEREAS, the Partnership, the Partners and the Administrative Agent are parties to the Funding Agreement pursuant to which the Partners have agreed to make, and have made, certain subordinated loans to the Partnership;
          WHEREAS, the Partnership and the Partners desire to amend the Funding Agreement in order to extend it effectiveness.
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. Amendments.
     (a) Section 7 of the Funding Agreement is hereby amended by deleting the reference to “December 2002” and inserting in lieu thereof “December 2003.”
     (b) Section 8 of the Funding Agreement is hereby amended by deleting the reference to “December 31, 2002” and inserting in lieu thereof “December 31, 2003.”
     (c) Section 10 of the Funding Agreement is hereby amended by deleting the reference to “January 15, 2003” and inserting in lieu thereof “January 15, 2004.”
     (d) Section 12(d) of the Funding Agreement is hereby amended by deleting the addresses for notifications to be delivered to TCI or TCI GP and inserting in lieu thereof

“If to TCI or TCI GP:
TCI Texas Cable Holdings LLC
TCI Texas Cable, Inc.
c/o Comcast Corporation
1500 Market Street
Philadelphia, Pennsylvania 19102
Attention:           General Counsel
Telecopy No.:     (215) 981-7794”
     (e) Schedule 1 to the Funding Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof the Schedule 1 attached hereto.
          2. Issuance and Transfer of Notes Prior to the Date Hereof.
     (a) The parties hereto acknowledge that Schedule 1 attached hereto contains a true and accurate list of all promissory notes issued by the Partnership to the Partners pursuant to the Funding Agreement prior to the date hereof (the “Promissory Notes”). The Partnership hereby confirms receipt of all proceeds from the issuance of such Promissory Notes and its liability with respect thereto.
     (b) Each of the Partnership and the Administrative Agent hereby confirm that it has consented to the assignment of certain of the Promissory Notes among the Partners prior to the date hereof in accordance with the terms of the Funding Agreement.
          3. Confirmation of Representations and Warranties. Each of the parties hereto, severally and not jointly, represents and warrants that all of the representations and warranties made by such party in the Funding Agreement are true and correct in all material respects on and as of the date hereof and all references to the Agreement therein shall be deemed to include the Agreement as amended by this Amendment.
          4. TWE Restructuring. Each of AOLTW and Comcast hereby acknowledge and agree that, notwithstanding anything to the contrary contained therein, execution and delivery of this Amendment and performance of the obligations created hereby and by the Funding Agreement, as amended, are approved and permitted under the Restructuring Agreement, dated as of August 20, 2002, by and among AOLTW, AT&T Corp., Comcast and the other parties named therein (the “Restructuring Agreement”), and the other Transaction Agreements (as defined in the Restructuring Agreement).
          5. Continuing Effect. Except as expressly amended hereby, the Funding Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties or the Lenders under the Funding Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Funding Agreement.
          6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).
          7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

TEXAS CABLE PARTNERS, L.P.
By:	/s/ Landel C. Hobbs
	Name:	Landel C. Hobbs
	Title:	Treasurer

TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP
By:	Time Warner Entertainment Company, L.P., Managing Partner, through its Time Warner Cable Division
By:	/s/ Landel C. Hobbs
	Name:	Landel C. Hobbs
	Title:	Executive V.P. Chief Financial Officer

TWE-A/N TEXAS CABLE PARTNERS GENERAL PARTNER LLC
By:	/s/ Landel C. Hobbs
	Name:	Landel C. Hobbs
	Title:	Treasurer

TCI TEXAS CABLE HOLDINGS LLC
By:	/s/ Kenneth Mikalauskas
	Name:	Kenneth Mikalauskas
	Title:	Vice President — Finance

TCI TEXAS CABLE, INC.
By:	/s/ Kenneth Mikalauskas
	Name:	Kenneth Mikalauskas
	Title:	Vice President — Finance

JP MORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK
By:	/s/ Joan M. Fitzgibbon
	Name:	Joan M. Fitzgibbon
	Title:	Managing Director

For purposes of Section 4 only: AOL TIME WARNER INC.
By:	/s/ Edward Ruggiero
	Name:	Edward Ruggiero
	Title:	Vice President

COMCAST CORPORATION
By:	/s/ Kenneth Mikalauskas
	Name:	Kenneth Mikalauskas
	Title:	Vice President — Finance